Midwest Banc Holdings, Inc. Melrose Park, Illinois KBW BANK CONFERENCE July 27, 2005

MBHI	1

Forward Looking Statements Any oral statements made by representatives of the Company or any written statements contained in any written documents provided at this presentation concerning financial and other projections constitute forward looking statements within the meaning of the Securities Exchange Act and are subject to the Safe Harbor created under that Act. Although the Company believes that the expectations reflected in such forward looking statements are reasonable, it can give no assurance that such expectations will prove to be accurate. Important factors that could cause actual results to differ materially from the Company's expectations include those factors identified in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission, copies of which are available upon request. Such publicly available information sets forth certain risks and uncertainties related to the Company's business, including but not limited to adverse changes in economic conditions, loan portfolio quality or interest rates, effects of competition, technological change or government regulation, loss of key management or inability to manage or attain growth objectives. These risks and uncertainties should be considered in evaluating "Forward Looking Statements."

MBHI	2

Uncovering the Hidden Asset Vibrant banking environment Profitable, well-established branches Enviable Customer Loyalty New Experienced Management Team in Place Committed, long-term employees Engaged, invested directors Strong growth potential

MBHI	3

Full-service community bank serving the Chicago MSA 17 full-service locations $2.5 billion in assets In market commercial real estate and commercial lending Target customers: Small-middle market local businesses Residential real estate developers Trust, insurance and brokerage services THE NEW MIDWEST BANC HOLDINGS

MBHI	4

HOW WE GOT HERE Founded in 1959 in Elmwood Park; IPO 1998 High growth/strong earnings Low infrastructure cost Decisions during 2002-2004 lead to: Asset quality/securities portfolio deterioration Reduced earnings Regulatory written agreement Board Names New Management in Fall 2004 Balance sheet repositioning begins Banking turnaround initiated

MBHI	5

TURNAROUND STRATEGY Strengthen Management Team Recruit Senior Executives Expand Board Depth and Alignment Build Branch Management Team Improve Infrastructure Improve risk management processes Centralize credit underwriting Improve Quality of Earnings Stream Diversify loan portfolio Add fee income Lower cost of funds Leverage existing relationships Eliminate major trading and derivative activity in securities portfolio Strengthen Balance Sheet Increase and diversify loan portfolio Attract core deposits

MBHI	6

RAPID PROGRESS ACHIEVED Began Balance Sheet Repositioning 12/04 New Chief Investment Officer hired 12/04 New commercial lending EVP hired 1/05 Four new Board Members elected 5/05 - 6/05 Sold $39 million FNMA Illiquid Securities 2/05 Announced Plan to sell Western Illinois Bank Subsidiary 5/05 Refinanced Trust Preferred 6/05 Completed Balance Sheet Repositioning 6/05 Loan Growth Accelerates to over 20% Annual Rate Asset Quality Improves

MBHI	7

FINANCIAL OVERVIEW Historic Comparisons for MBHI are of little value.

MBHI	8

LOANS GROW AS NONACCRUAL LOANS DECLINE LOANS GROW AS NONACCRUAL LOANS DECLINE 1,300 1,200 1,100 900 25 20 15 10 5 NALs($MM) 2Q03 3Q03 4Q03 1Q04 2Q04 4Q04 1Q05 2Q05 939 1,219 Loans ($MM) NALs ($MM)

MBHI	9

ALLOWANCE COVERAGE OF NONACCRUAL LOANS Allowance / NALs 300.00 250.00 200.00 150.00 100.00 50.00 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 263.05 51.30

MBHI	10

KEY INDICATORS TO TRACK PROGRESS

Avg Loans / Avg Deposits



80.0
75.0
70.0
65.0
60.0
%
66.9
64.0
67.5
70.0
75.4
79.5
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05

NIM



3.50
3.00
2.50
2.00
%
2.80
2.59
2.72
2.72
3.01
3.08
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05

11

INVESTMENT PORTFOLIO 9/30/2004 12/31/2004 3/31/2005 6/30/2005 Size $826,076 $526,008 $681,434 $518,245 Duration 4.5 5.0 5.1 2.9 Yield 4.24% 4.24% 4.52% 4.64% * Cost to reposition - $30.5 million.

MBHI	12

SUMMARY AND OUTLOOK

MBHI	13

WE LIKE OUR MARKET ENVIRONMENT Chicago MSA - 3rd Largest MSA with $232 Billion Deposits If a state, would be 12th largest in United States Cook, DuPage, McHenry and Lake Counties: Midwest's Core Market Population 7.3 million Large Number of Small and Medium Sized Companies Median household income $56,226 21% higher than national median Substantial diversity of deposit sources/loan demand Fragmented Banking Competition in Chicago MSA Top 10 banks have approximately 60% of total market share Remaining 40% market share controlled by over 250 banking institutions Substantial growth potential within existing market Source: US Census Bureau & SNL Financial LC

MBHI	14

WE LIKE THIS BUSINESS Predictable Earnings Growth Opportunities in Chicago Market Low Risk Profile with Strong Credit Quality Service is our Point of Differentiation

MBHI	15

THE RIGHT INGREDIENTS FOR SUSTAINABLE GROWTH Stronger Management Team in Place Senior Management Team Expanded Branch Management Growth Engaged, invested directors Turn Around Strategy Implemented and Progressing Well Financial Restructuring Advanced Accelerated Loan Growth Stronger Asset Quality Reduced Investment Risk Vibrant banking environment Profitable, well-established branches, averaging $88 million in deposits Enviable Customer Loyalty Committed, long-term employees

MBHI	16

QUESTIONS AND ANSWERS

MBHI	17